UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                           August 14, 2008
            ------------------------------------------------
            Date of Report (Date of earliest event reported)

                                Con-way Inc.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

         Delaware               1-5046              94-1444798
         ----------             ------              ----------
        (State or other        (Commission         (IRS Employer
        jurisdiction of        File Number)        Identification
        incorporation or                              Number)
         organization)

       2855 Campus Drive, Suite 300, San Mateo, California 94403
      -----------------------------------------------------------
                (Address of principal executive offices)
                               (zip code)

          Registrant's telephone number, including area code:
                             (650) 378-5200


-----------------------------------------------------------------------
     (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION ARRANGEMENTS OF CERTAIN OFFICERS.

On August 14, 2008, Con-way Inc. issued a press release announcing that Stephen L. Bruffett will be joining Con-way as Senior Vice President and Chief Financial Officer, effective August 31, 2008. He will be replacing Kevin C. Schick, who will become Con-way's Vice President, Operational Accounting.

Mr. Bruffett, age 44, joins Con-way from YRC Worldwide, Inc., where he served as chief financial officer since 2007. A graduate of the University of Arkansas, Mr. Bruffett earned his bachelor's degree in finance and banking in 1986. After working as a stock broker in Dallas, he returned to school, earning his MBA from the University of Texas in 1990. He started his trucking industry career in 1992 as director of Finance for American
Freightways. Six years later Mr. Bruffett was recruited into the YRC organization as director of financial planning and analysis for the then-Yellow Freight unit. Over the next 10 years he subsequently advanced through a series of increasingly responsible positions at Yellow, its sister companies and the parent company before being named YRC Worldwide's chief financial officer last year.

Mr. Bruffett's compensation will include the following:

*  A one-time cash signing bonus of $150,000.

* A one-time signing grant of (i) 7,000 shares of restricted stock that will vest in full upon the third anniversary of the date of grant, and (ii) 10,000 stock options that will vest in equal annual installments and have a 10-year term, in each case subject to Compensation Committee approval.

*  An annualized base salary of $425,000.

* Eligibility to participate in Con-way's short-term incentive compensation program for executives, with a target annual incentive compensation opportunity equal to 75% of annual base salary (subject to a maximum equal to 150% of annual base salary). In 2008 the award will be prorated based on the number of full calendar quarters during which Mr. Bruffett is employed by Con-way.

* Eligibility to participate in Con-way's long term incentive compensation program for executives, starting in 2009, with a target long-term opportunity equal to 225% of annual base salary.

* Eligibility to participate in Con-way's perquisites program, which provides for payment to executives in January and July of each year in the amount of $4,000 each.

*  Use of a Company car.

* An executive severance agreement providing for a severance payment equal to two times annual base salary and annual target bonus, plus other benefits, in the event of a change in control.

* Group medical, dental, vision, life and disability benefits.

A copy of the press release is filed with this report as Exhibit 99 and is incorporated herein by reference. The foregoing description of the press release is qualified in its entirety by reference to such exhibit.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

 (c)    Exhibits


        Exhibit No.             Description
        -----------             -----------
        EX 99                   Press release issued on August 14, 2008


                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         Con-way Inc.
                        ------------
                        (Registrant)

August 14, 2008         /s/ Jennifer W. Pileggi
                        --------------------------
                        Jennifer W. Pileggi
                        Senior Vice President, General Counsel
                        and Corporate Secretary






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